                                                                   Exhibit 10.22

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("this Amendment"), executed as of August 3, 1998 is by and between PEGASUS MEDIA & COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"); the undersigned financial institutions, in their capacities as "Lenders" under the Credit Agreement referred to below, and being the "Required Lenders", as defined in the Credit Agreement, for purposes of this Amendment (the "Required Lenders"); and BANKERS TRUST COMPANY, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS


         A. The Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of December 10, 1997, as amended by a First Amendment to Credit Agreement executed as of March 10, 1998 and effective as of January 1, 1998 (as amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B. The Borrower has requested the amendment of the Credit Agreement to
(1) increase the Letter of Credit Exposure; and (2) increase the amount of Permitted Seller Debt.

         C. Subject to certain terms and conditions, the Agent and the Required Lenders are willing to agree to such requests, concurrently with the execution of this Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         I.  Amendments to Credit Agreement.

         Subject to the satisfaction of each of the conditions set forth in
Section III, the Agent and the Required Lenders hereby agree with the Borrower as follows:

         A.  Letters of Credit.

         Section 1.02(a)(i) of the Credit Agreement is amended by deleting said subsection (i) and substituting therefor the following:

         "(i) The Issuing Bank shall not issue any Letter of Credit, if after giving effect to the issuance thereof, (A) the Aggregate Exposure would exceed the aggregate Commitments then in effect, (B) the aggregate NRTC Letter of Credit Exposure would exceed $20,000,000, (C) the aggregate General Purpose Letter of Credit Exposure would exceed $5,000,000, (D) the aggregate Seller Letter of Credit Exposure would exceed $40,000,000 or (E) the sum of the aggregate General Purpose Letter of Credit Exposure plus the aggregate Seller Letter of Credit Exposure would exceed $40,000,000."

         B.  Permitted Seller Debt.

         Section 7.01(g) of the Credit Agreement is amended by deleting said subsection (g) and substituting therefor the following:

         "(g) Permitted Seller Debt not exceeding $40,000,000 in the aggregate outstanding at any time, including without limitation all such Indebtedness specified in Part C of Schedule 7.01;"

         C.  No Further Amendments.

         Except for such amendments, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and is hereby ratified and confirmed by the Borrower.

         II.      Representations, Warranties and Covenants of the Borrower.

         The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment have been duly authorized by all requisite corporate action on the part of the Borrower.

         B. After giving effect to this Amendment, all warranties and representations set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent they expressly relate to an earlier specified date or are affected by transactions or events occurring after the Closing Date and permitted or not prohibited under the Credit Agreement).

         C. As of the date hereof and since the Closing Date, no event or circumstance has occurred which has had or could have a Material Adverse Effect.

         D. After giving effect to this Amendment, no Default has occurred and is continuing.

         E. Neither the Borrower nor any of its Affiliates is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity (including without limitation the Parent and the Subsidiaries) in connection with or as a condition to the execution, delivery or performance of this Amendment.

         F. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         III.     General Conditions.

         The willingness of the Agent and the Required Lenders to agree to the foregoing is subject to the condition that the Borrower shall have executed and delivered to the Agent (or shall have caused to be duly executed and delivered to the Agent by the appropriate persons) the following:

         A.       This Amendment.

         B. True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the appropriate company.

         C. Any and all such documents (including additional Security Documents), certificates and opinions as the Agent shall reasonably request with respect to this Amendment and as otherwise required to ensure or evidence compliance by the Borrower with the requirements of Sections 2.01(b)(i) and 2.01(b)(ii) of the Credit Agreement in connection therewith.

         IV.      Miscellaneous.

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

                      *The Next Page is the Signature Page*

       IN WITNESS WHEREOF, the Agent, the Borrower and the undersigned Required Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                      BORROWER:

                      PEGASUS MEDIA & COMMUNICATIONS, INC.


                      By:
                          Robert N. Verdecchio, Senior Vice President


                      AGENT:

                      BANKERS TRUST COMPANY


                     By:____________________________________
                     Name:_________________________________
                     Title:__________________________________


                     LENDERS:

                     BANKERS TRUST COMPANY


                     By:___________________________________
                     Name:________________________________
                     Title:_________________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]



                     BANKBOSTON, N.A.


                     By:____________________________
                     Name:__________________________
                     Title:___________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]



                     BANQUE PARIBAS


                     By:____________________________
                     Name:__________________________
                     Title:___________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]



                     BANK OF MONTREAL, CHICAGO BRANCH


                     By:__________________________________________________
                     Name:______________________________
                     Title:_______________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]



                     FLEET NATIONAL BANK


                     By:_____________________________
                     Name:__________________________
                     Title:___________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]



                     IBJ SCHRODER BANK & TRUST COMPANY


                     By:_________________________________
                     Name:______________________________
                     Title:_______________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]



                     MEESPIERSON CAPITAL CORP.


                     By:______________________________
                     Name:____________________________
                     Title:_____________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]



                     STATE STREET BANK AND TRUST COMPANY


                     By:_________________________________
                     Name:_______________________________
                     Title:________________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]



                     COMPAGNIE FINANCIERE DE CIC
                     ET DE L'UNION EUROPEENNE


                     By:______________________________
                     Name:____________________________
                     Title:_____________________________

[Signature Page to Second Amendment to Credit Agreement of Pegasus Media & Communications, Inc. and Bankers Trust Company as Agent for the Lenders, dated as of December 10, 1997]




                     UNION BANK OF CALIFORNIA


                     By:______________________________
                     Name:____________________________
                     Title:_____________________________